UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006
Saddlebrook Resorts, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	2-65481	59-1917822

(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer Identification Number)
Incorporation or Organization)
5700 Saddlebrook Way
Wesley Chapel, FL 33543

(Address of Principal Executive Offices including Zip Code)
(813) 973-1111

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
SIGNATURES

Item 4.01. Changes in Registrant’s Certifying Accountant
On October 16, 2006, the Company engaged Aidman, Piser & Company, P.A. (“AP”) as its new registered independent public accounting firm. This engagement was approved by the Company’s Board of Directors.
During the years ended December 31, 2005 and 2004 and through October 16, 2006, the Company has not consulted with AP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and AP did not provide a written report or oral advice to the Company or (ii) any matter that was either the subject of a disagreement or reportable event as those terms are used in Item 304(a)(1)(iv) and (v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saddlebrook Resorts, Inc. (Registrant)
Dated: October 18, 2006	By:	/s/ Thomas L. Dempsey
		Name:	Thomas L. Dempsey
		Title:	Chairman of the Board and Chief Executive Officer